Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

Other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying unaudited condensed consolidated financial statements.

October 2025 Offering

In October 2025, the Company entered into purchase agreements with certain investors providing for the issuance and sale by the Company of 3,007,524 shares of Common Stock in a registered direct offering (the “October 2025 Offering”). The Common Stock was offered at a price of $1.33 per share, and the gross cash proceeds to the Company were $4,000. As part of the October 2025 Offering, the Company issued warrants to investors to purchase 9,022,572 shares of Common Stock with an exercise price of $1.33 per share with each of the investors acquiring three warrants for every share of Common Stock purchased.

Additional warrants were issued to the placement agent to purchase 225,564 shares of Common Stock with an exercise price of $1.6625 per share. The warrants issued as part of the October 2025 Offering will expire on the second anniversary of the date on which the registration statement registering the resale of the warrants becomes effective. The Company incurred $426 of offering costs specific to the placement agent. The closing of the registered direct offering occurred on October 9, 2025.

Exercise of Shortfall Warrants

In October 2025, the Meteora parties exercised 1,969,012 Shortfall Warrants at $1.50 per share and the Company received $2,954 of cash proceeds.

18. Subsequent Events

The Company has evaluated all events occurring through the date on which these consolidated financial statements were issued, and during which time, nothing has occurred outside the normal course of business operations that would require disclosure, except for the following:

Loan from Related Party

Subsequent to the year ended December 31, 2024, the Company issued a promissory note (the “March 2025 Term Loan”) with a minimum principal amount of $5.0 million and up to $10.0 million to GAT. Upon meeting certain conditions, the Company may draw funds in $2.5 million tranches under the March 2025 Term Loan up to $10.0 million until the second anniversary of the March 2025 Term Loan. The March 2025 Term Loan has a five-year term and matures on March 6, 2030. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the March 2025 Term Loan. Interest will accrue and not be paid for the first two years of the term and will compound and be added to the principal balance of the March 2025 Term Loan on the first and second anniversary of the March 2025 Term Loan. The Company may prepay the accrued interest and principal of the March 2025 Term Loan without penalty, with 10 days’ notice. At closing, the Company requested and GAT agreed to fund an initial $5.0 million in principal under the March 2025 Term Loan. Additional draws will be made in $2.5 million tranches.

As a commitment fee, the Company will issue GAT warrants to purchase 375,000 shares of its Common Stock for each $2.5 million of principal funded under the March 2025 Term Loan. The warrants will have an exercise price equal to the closing price on the date of funding of the applicable tranche and a termination date as of the third anniversary of the initial closing for all warrants. At closing of the initial funding, the Company issued GAT warrants to purchase 750,000 shares of Common Stock at an exercise price of $1.35 per share.